                                                                    EXHIBIT 99.1

                   FORM OF ELECTION AND LETTER OF TRANSMITTAL
                TO ACCOMPANY CERTIFICATES REPRESENTING SHARES OF
          COMMON STOCK, PAR VALUE $0.01 PER SHARE ("DEEPTECH SHARES"),

                                       OF

                    DEEPTECH INTERNATIONAL INC. ("DEEPTECH")

when submitted pursuant to an election to receive (i) $14.00 in cash (the "Cash Consideration") per share or (ii) a fraction of a share (the "Stock Consideration") of common stock, par value $3.00 per share, of El Paso Natural Gas Company (the "El Paso Common Stock") equal to or greater than 0.3733 shares of El Paso Common Stock but in no event greater than 0.56 of a share of El Paso Common Stock (subject to adjustments to reflect any change in the number of DeepTech Shares outstanding on a fully diluted basis between the date of the Merger Agreement (as defined herein) and the effective time of the Merger (as defined below)) depending upon the Average Price (as defined in the accompanying Information Statement/Prospectus) in connection with the merger (the "Merger") of DeepTech with and into

                    EL PASO NATURAL GAS COMPANY ("EL PASO")
                        OR WITH A SUBSIDIARY OF EL PASO

       By Mail:         By Overnight Courier:          By Hand:            By Facsimile:
Boston EquiServe, L.P.  Boston EquiServe, L.P.  Boston EquiServe, L.P.      FOR ELIGIBLE
 Attention:             Attention:              Attention:                  INSTITUTIONS
   150 Royall Street    150 Royall Street       150 Royall Street               ONLY
  Canton, MA 02021        Canton, MA 02021        Canton, MA 02021           (   )    -
                                                                                 or
                                                                             (   )    -

                 Boston EquiServe, L.P. is the Exchange Agent.
                 FOR INFORMATION CALL TOLL FREE: 1-800-736-3001

      PLEASE READ THE INSTRUCTIONS IN THIS FORM OF ELECTION AND LETTER OF
       TRANSMITTAL CAREFULLY BEFORE COMPLETING THIS FORM OF ELECTION AND
                             LETTER OF TRANSMITTAL.

        BOX A: CASH ELECTION AND DESCRIPTION OF DEEPTECH SHARES ENCLOSED
                    (ATTACH ADDITIONAL SHEETS IF NECESSARY).
                       SEE "ELECTION" AND INSTRUCTION 13.
--------------------------------------------------------------------------------

  NAME AND ADDRESS OF
  REGISTERED HOLDER(S)
  (PLEASE FILL IN, IF
   BLANK, EXACTLY AS                                       NUMBER OF DEEPTECH          NUMBER OF DEEPTECH
  NAME(S) APPEAR(S) ON                                  SHARES FOR WHICH CASH IS        SHARES FOR WHICH
    CERTIFICATE(S))          CERTIFICATE NUMBER(S)              ELECTED               NON-ELECTION IS MADE

------------------------    ------------------------    ------------------------    ------------------------

------------------------    ------------------------    ------------------------    ------------------------

------------------------    ------------------------    ------------------------    ------------------------

------------------------    ------------------------    ------------------------    ------------------------

------------------------    ------------------------    ------------------------    ------------------------

------------------------    ------------------------    ------------------------    ------------------------

------------------------    ------------------------    ------------------------    ------------------------

                                                            TOTAL NUMBER OF
                                                            DEEPTECH SHARES:
                                                                                    ------------------------

NOTE: CHECK THE APPROPRIATE BOX IN BOX C BELOW TO CONVERT YOUR ELECTION
      AUTOMATICALLY TO A STOCK ELECTION IN CERTAIN CIRCUMSTANCES.

Check this box if this election represents a revocation of any earlier election. [ ]

     For the consequences of making a Stock Election, Cash Election or making a Non-Election, See Instruction 3.

       BOX B: STOCK ELECTION AND DESCRIPTION OF DEEPTECH SHARES ENCLOSED
                    (ATTACH ADDITIONAL SHEETS IF NECESSARY).
                       SEE "ELECTION" AND INSTRUCTION 13.
--------------------------------------------------------------------------------

  NAME AND ADDRESS OF
  REGISTERED HOLDER(S)
  (PLEASE FILL IN, IF                                      NUMBER OF DEEPTECH
   BLANK, EXACTLY AS                                    SHARES FOR WHICH SHARES        NUMBER OF DEEPTECH
  NAME(S) APPEAR(S) ON                                  OF EL PASO COMMON STOCK         SHARES FOR WHICH
    CERTIFICATE(S))          CERTIFICATE NUMBER(S)            ARE ELECTED             NON-ELECTION IS MADE

------------------------    ------------------------    ------------------------    ------------------------

------------------------    ------------------------    ------------------------    ------------------------

------------------------    ------------------------    ------------------------    ------------------------

------------------------    ------------------------    ------------------------    ------------------------

------------------------    ------------------------    ------------------------    ------------------------

------------------------    ------------------------    ------------------------    ------------------------

------------------------    ------------------------    ------------------------    ------------------------

                                                            TOTAL NUMBER OF
                                                            DEEPTECH SHARES:
                                                                                    ------------------------

NOTE: CHECK THE APPROPRIATE BOX IN BOX C BELOW TO CONVERT YOUR ELECTION
      AUTOMATICALLY TO A CASH ELECTION IN CERTAIN CIRCUMSTANCES.

Check this box if this election represents a revocation of any earlier election. [ ]

     For the consequences of making a Stock Election, Cash Election or making a Non-Election, See Instruction 3.

    BOX C: AUTOMATIC CONVERSION OF ELECTIONS BASED ON AVERAGE TRADING PRICE
                            OF EL PASO COMMON STOCK
                       SEE "ELECTION" AND INSTRUCTION 13.
--------------------------------------------------------------------------------

[ ] Check here if you wish the Stock Election set forth in Box B above to be treated as a Cash Election if the Average Price (determined without regard to any minimum price used to calculate the Exchange Ratio (as defined in the accompanying Information Statement/Prospectus)) is less than $25.00. IF YOU CHECK THIS BOX, YOUR ELECTION WILL AUTOMATICALLY BE CONVERTED TO A CASH ELECTION IF, BASED UPON THE AVERAGE PRICE OF EL PASO COMMON STOCK FOR THE TEN TRADING DAYS ENDING ON AND INCLUDING THE TRADING DAY PRIOR TO THE EFFECTIVE TIME (THE "MEASUREMENT PERIOD"), THE VALUE OF THE CASH CONSIDERATION IS GREATER THAN THE VALUE OF THE STOCK CONSIDERATION.

[ ] Check here if you wish the Cash Election set forth in A above to be treated as a Stock Election if the Average Price (determined without regard to any maximum price used to calculate the Exchange Ratio) is greater than $37.50 (an "Amended Stock Election"). IF YOU CHECK THIS BOX, YOUR ELECTION WILL AUTOMATICALLY BE CONVERTED TO A STOCK ELECTION (SUBJECT TO BOX D BELOW) IF, BASED UPON THE AVERAGE PRICE OF EL PASO COMMON STOCK FOR THE MEASUREMENT PERIOD, THE VALUE OF THE STOCK CONSIDERATION IS GREATER THAN THE VALUE OF THE CASH CONSIDERATION.

Check this box if this election represents a revocation of any earlier election. [ ]

                         BOX D: TAXABLE STOCK ELECTION
                       SEE "ELECTION" AND INSTRUCTION 13.
--------------------------------------------------------------------------------

[ ] Check here if you wish the Stock Election set forth in B above (and any Amended Stock Election set forth in C above) to apply even if the receipt of El Paso Common Stock in the Merger will be taxable. DO NOT CHECK THIS BOX UNLESS YOU WISH TO RECEIVE EL PASO COMMON STOCK IN A TAXABLE TRANSACTION. YOU WILL AUTOMATICALLY RECEIVE CASH FOR ALL OF YOUR DEEPTECH SHARES IN THE MERGER IF YOU DO NOT CHECK THIS BOX AND THE MERGER IS RESTRUCTURED AS A TAXABLE TRANSACTION AS CONTEMPLATED BY SECTION 1.12 OF THE MERGER AGREEMENT.

Check this box if this election represents a revocation of any earlier election. [ ]

     5:00 P.M., NEW YORK TIME, ON             , 1998, IS THE ELECTION DEADLINE
BY WHICH DATE A COMPLETED FORM OF ELECTION AND LETTER OF TRANSMITTAL, TOGETHER WITH YOUR CERTIFICATES OR DELIVERY OF SUCH DEEPTECH SHARES BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT A BOOK-ENTRY

TRANSFER FACILITY (AS DEFINED BELOW) (OR CUSTOMARY AFFIDAVITS AND INDEMNIFICATION REGARDING THE LOSS OR DESTRUCTION OF SUCH CERTIFICATES OR AN APPROPRIATE GUARANTEE OF DELIVERY OF SUCH CERTIFICATE(S) BY A COMMERCIAL BANK OR TRUST COMPANY IN THE UNITED STATES OR A MEMBER OF A REGISTERED NATIONAL SECURITY EXCHANGE OR OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. ("ELIGIBLE INSTITUTION")), MUST BE RECEIVED BY THE EXCHANGE AGENT IN ORDER FOR ANY STOCK ELECTION OR CASH ELECTION CONTAINED HEREIN TO BE VALID.

     Nominee record holders, which include a nominee, trustee or any other person that holds DeepTech Shares in any capacity whatsoever on behalf of another person or entity ("Nominees"), are directed to Instruction 14 hereto and, if submitting more than one election, must complete Box E below. Each record holder submitting more than one election, other than a Nominee record holder submitting more than one election, should indicate such holder's election(s) in Boxes A through D above.

         BOX E: TO BE COMPLETED ONLY BY A NOMINEE, TRUSTEE OR ANY OTHER
        PERSON THAT HOLDS DEEPTECH SHARES IN ANY CAPACITY WHATSOEVER ON
                   BEHALF OF MORE THAN ONE PERSON OR ENTITY.

     If this Box E is completed, the undersigned, acting for itself and as nominee, trustee or in another representative capacity on behalf of another person or entity, hereby submits the following elections and attaches Certificates for all DeepTech Shares held of record by the undersigned (attach additional sheets if necessary, numbering each additional election with consecutive numbers starting with "7").

              TOTAL
            NUMBER OF
            DEEPTECH
             SHARES
NUMBER OF  SUBJECT TO     (1) CASH      (2) STOCK       (3) NON-
ELECTION    ELECTION      ELECTION       ELECTION       ELECTION
---------  -----------  ------------   ------------   ------------
    1
           -----------  ------------   ------------   ------------
    2
           -----------  ------------   ------------   ------------
    3
           -----------  ------------   ------------   ------------
    4
           -----------  ------------   ------------   ------------
    5
           -----------  ------------   ------------   ------------
    6
           -----------  ------------   ------------   ------------

AUTOMATIC CONVERSION OF ELECTIONS BASED ON AVERAGE TRADING PRICE OF EL PASO COMMON STOCK

[ ] Check here if you wish the Stock Election set forth in (1) of Box E above to be treated as a Cash Election if the Average Price (determined without regard to any minimum price used to calculate the Exchange Ratio) is less than $25.00. IF YOU CHECK THIS BOX, YOUR ELECTION WILL AUTOMATICALLY BE CONVERTED TO A CASH ELECTION IF, BASED UPON THE AVERAGE PRICE OF EL PASO COMMON STOCK FOR THE TEN TRADING DAYS ENDING ON AND INCLUDING THE TRADING DAY PRIOR TO THE EFFECTIVE TIME (THE "MEASUREMENT PERIOD"), THE VALUE OF THE CASH CONSIDERATION IS GREATER THAN THE VALUE OF THE STOCK CONSIDERATION.

[ ] Check here if you wish the Cash Election set forth in (2) of Box E above to be treated as a Stock Election if the Average Price (determined without regard to any maximum price used to calculate the Exchange Ratio) is greater than $37.50 (an "Amended Stock Election"). IF YOU CHECK THIS BOX, YOUR ELECTION WILL AUTOMATICALLY BE CONVERTED TO A STOCK ELECTION (SUBJECT TO BOX D ABOVE) IF, BASED UPON THE AVERAGE PRICE OF EL PASO COMMON STOCK FOR THE MEASUREMENT PERIOD, THE VALUE OF THE STOCK CONSIDERATION IS GREATER THAN THE VALUE OF THE CASH CONSIDERATION.

TAXABLE STOCK ELECTION

[ ] Check here if you wish the Stock Election set forth in (2) of Box E above (and any Amended Stock Election set forth in the immediately preceding paragraph above) to apply even if the receipt of El Paso Common Stock in the Merger will be taxable. DO NOT CHECK THIS BOX UNLESS YOU WISH TO RECEIVE EL PASO COMMON STOCK IN A TAXABLE TRANSACTION. YOU WILL AUTOMATICALLY RECEIVE CASH FOR ALL OF YOUR DEEPTECH SHARES IN THE MERGER IF YOU DO NOT CHECK THIS BOX AND THE MERGER IS RESTRUCTURED AS A TAXABLE TRANSACTION AS CONTEMPLATED BY SECTION 1.12 OF THE MERGER AGREEMENT.

                        DELIVERY BY BOOK-ENTRY TRANSFER
                               SEE INSTRUCTION 1.

Check box below if DeepTech Shares are being delivered by book-entry (transfer to the Exchange Agent's account on a book-entry transfer facility (a "Book-Entry Transfer Facility") and complete the following:

[ ]  The Depository Trust Company

Account Number:
------------------------------

                             GUARANTEE OF DELIVERY

     If certificates for DeepTech Shares are not available prior to the Election Deadline (see Instruction 1), the following Guarantee may be completed by an Eligible Institution and the election made herein will be valid if such certificates, together with a completed Election Form and Letter of Transmittal, are in fact delivered to the Exchange Agent within three trading days after the date of execution hereof.

                             GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or a correspondent in the United States, hereby guarantees that, within three New York Stock Exchange trading days from the date of this Form of Election and Letter of Transmittal, certificates representing the DeepTech Shares covered hereby in proper form for transfer and any required documents, together with a completed Form of Election and Letter of Transmittal, will be deposited by the undersigned with the Exchange Agent. IF YOU COMPLETE THIS GUARANTEE OF DELIVERY, YOU WILL NEED A SIGNATURE GUARANTEE BY AN ELIGIBLE INSTITUTION. SEE INSTRUCTION 5.

     The undersigned acknowledges that it must deliver the DeepTech Shares covered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in financial loss to the undersigned.

Dated:----------------------------------   ----------------------------------------
                                                     (Firm -- Please Print)
Number of Shares:-----------------------
                                           ----------------------------------------
Check box below if Deep Tech Shares will             (Authorized Signature)
be delivered by book-entry transfer
                                           ----------------------------------------
[ ] The Depository Trust Company                           (Address)

Account Number: ------------------------   ----------------------------------------

                                           ----------------------------------------
                                               (Area Code and Telephone Number)

                       NOTICE OF DELIVERY UNDER GUARANTEE
 (TO BE COMPLETED UPON DELIVERY OF SHARES PURSUANT TO A GUARANTEE OF DELIVERY)

Name(s) of Registered Holder(s):------------------------------------------------

Window Ticket No.:--------------------------------------------------------------

Date of Execution of Guarantee of Delivery:-------------------------------------

Name of Institution which provided Guarantee of Delivery:-----------------------

If delivered by book-entry transfer (assuming such procedure is available), check box below of Book-Entry Transfer Facility:

[ ] The Depository Trust Company

Account Number: ------------------------  Transaction Code Number:--------------

     In the event a Form of Election and Letter of Transmittal is delivered to the Exchange Agent on behalf of a record holder of DeepTech Shares prior to the Election Deadline and not revoked prior to such deadline, or if a Form of Election and Letter of Transmittal is delivered to the Exchange Agent after the Election Deadline, DeepTech or El Paso, as the case may be, will deem such delivery a revocation of any objections to the Merger previously filed with DeepTech for purposes of exercising dissenter's rights and a waiver of any future rights to such exercise.

     Information as to the federal income tax consequences of receiving Stock Consideration or Cash Consideration in exchange for your DeepTech Shares is set forth under the caption "SPECIAL FACTORS -- Certain Federal Income Tax Consequences of the Merger" in the Information Statement/Prospectus furnished to you concurrently herewith. You are urged, in addition, to consult with your tax advisor.

     IF YOUR CERTIFICATE(S) HAS (HAVE) BEEN LOST, STOLEN OR DESTROYED AND YOU REQUIRE ASSISTANCE IN REPLACING IT (THEM), SEE INSTRUCTION 12 BELOW. YOU CANNOT SUBMIT AN EFFECTIVE FORM OF ELECTION AND LETTER OF TRANSMITTAL WITHOUT ATTACHING YOUR CERTIFICATES TO THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL OR COMPLYING WITH THE GUARANTEE OR BOOK-ENTRY TRANSFER PROVISION OR AS SET FORTH IN INSTRUCTION 12; THEREFORE, IF YOU WISH TO MAKE AN EFFECTIVE ELECTION, IT IS CRITICAL THAT YOU ACT IMMEDIATELY.

TO BOSTON EQUISERVE, L.P.

     In connection with the Merger, and pursuant to an Agreement and Plan of Merger, dated as of February 27, 1998 (the "Merger Agreement"), among El Paso, El Paso Acquisition Company ("Merger Sub"), a wholly owned subsidiary of El Paso, and DeepTech, the undersigned hereby (x) makes the election or elections set forth herein and surrenders to Boston EquiServe, L.P. for cancellation, as exchange agent (the "Exchange Agent"), certificates representing all of the undersigned's DeepTech Shares (each such certificate, a "Certificate"), listed in Box A and/or Box B (or, if held by a nominee, trustee or other representative making multiple elections, in Box E) above in exchange for either (i) the right to receive $14.00 in cash (a "Cash Election"), or (ii) the right to receive a fraction of a share of common stock, par value $3.00 per share, of El Paso (the "El Paso Common Stock") equal to or greater than 0.3733 of a share of El Paso Common Stock but in no event greater than 0.56 of a share of El Paso Common Stock (subject to adjustments to reflect any change in the number of DeepTech Shares outstanding on a fully diluted basis between the date of the Merger Agreement and the effective time of the Merger) depending upon the Average Price (as defined below) (a "Stock Election") or (y) makes no election, in which case the undersigned's DeepTech Shares will be treated as described herein. See "THE MERGER AGREEMENT -- DeepTech Common Stock Elections" in the Information Statement/Prospectus. In addition, it is understood that the Exchange Agent will pay cash in lieu of any fractional shares of El Paso Common Stock otherwise issuable in connection with the Merger as specified herein. Except as expressly provided herein, capitalized terms shall have the meanings ascribed to them in the Information Statement/Prospectus.

     The undersigned understands that the elections referred to above are subject to certain terms, conditions and limitations that are set forth in the Merger Agreement, the Instructions below and the Information Statement/Prospectus with respect to the Merger (including all documents incorporated therein, and as it may be amended from time to time, the "Information Statement/Prospectus") delivered prior hereto. The Merger Agreement is included as Appendix A to the Information Statement/Prospectus. Extra copies of this Form of Election and Letter of Transmittal and the Information Statement/Prospectus may be requested from the Exchange Agent, at the addresses or phone number shown above. The filing of this Form of Election and Letter of Transmittal with the Exchange Agent is acknowledgment of the receipt of the Information Statement/Prospectus. The undersigned understands and acknowledges that all questions as to the validity, form and eligibility of any election and surrender of the DeepTech Shares hereunder shall be reasonably determined by the Exchange Agent, and such determination shall be final and binding.

     The undersigned hereby represents and warrants that the undersigned is, as of the date hereof, and will be as of the effective time of the Merger (the "Effective Time"), the registered holder of the DeepTech Shares represented by the Certificate(s) surrendered herewith, with good title to the above-described DeepTech Shares and full power and authority to sell, assign and transfer such DeepTech Shares, free and clear of all liens, claims and encumbrances, and not subject to any adverse claims. The undersigned will, upon request, execute any additional documents necessary or desirable to complete the surrender and exchange of such DeepTech Shares. The undersigned hereby irrevocably appoints the Exchange Agent, as agent of the undersigned, to effect the exchange pursuant to the Merger Agreement and the Instructions hereto. All authority conferred or agreed to be conferred in the Form of Election and Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

     The undersigned authorizes and instructs you, as Exchange Agent, to deliver Certificates and receive on behalf of the undersigned, in exchange for DeepTech Shares represented thereby, any check for cash or any certificate for shares of El Paso Common Stock issuable in the Merger pursuant to the Merger Agreement. If the Certificate(s) is (are) not delivered herewith or by book-entry transfer, there is furnished herewith (i) a guarantee of delivery of such Certificate(s) from a member of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office in the United States (provided below) in accordance with Instruction 5 or (ii) an affidavit and indemnification regarding the loss, theft or destruction of such Certificate(s) reasonably acceptable to El Paso in accordance with Instruction 12.

                                    ELECTION

     The appropriate election(s) must be made in Boxes A through D (or, if a nominee, trustee or other representative making multiple elections, Box E) above with respect to each DeepTech Share represented by the Certificate(s) surrendered herewith.

     Each DeepTech Share will be converted into the right to receive (i) $14.00 in cash, without interest (the "Cash Consideration") or (ii) a fraction of a share of El Paso Common Stock (the "Stock Consideration" and, together with the Cash Consideration, the "Merger Consideration") equal to or greater than 0.3733 of a share of El Paso Common Stock but in no event greater than 0.56 of a share of El Paso Common Stock (subject to adjustments described below) depending upon the average of the closing sales prices of a share of El Paso Common Stock on the New York Stock Exchange during the ten consecutive trading days ending on and including the trading day immediately prior to the effective time of the Merger (the "Average Price"). If the Average Price of El Paso Common Stock is at least $25.00 and not more than $37.50, then each DeepTech Share for which a Stock Election is made will be converted into the right to receive a fraction of a share of El Paso Common Stock determined by dividing $14.00 by the average El Paso stock price during the specified ten-day period. If the Average Price of the El Paso Common Stock is less than $25.00, each DeepTech Share for which a Stock Election is made will be converted into the right to receive 0.56 of a share of El Paso Common Stock. If the Average Price of El Paso Common Stock is more than $37.50, each DeepTech Share for which a Stock Election is made will be converted into the right to receive 0.3733 of a share of El Paso Common Stock.

     The number of shares of El Paso Common Stock or cash to be received by each DeepTech stockholder will also be adjusted appropriately to reflect any change in the number of DeepTech Shares outstanding on a fully diluted basis, including DeepTech Shares issuable upon the exercise of options or warrants, between the date of the Merger Agreement and the effective time of the Merger.

     El Paso will not issue fractional shares of El Paso Common Stock in the Merger. Instead, El Paso will pay a cash adjustment to holders who would otherwise receive fractional shares of El Paso Common Stock equal to the product of such fraction of a share and the Average Price.

     Each holder of DeepTech Shares may specify, by completion of the appropriate box in Box C that if the Average Price is less than $25.00, such DeepTech Shares will be automatically converted into a Cash Election, even if a Stock Election has been made by completion of Box B, and/or if the Average Price is greater than $37.50, such DeepTech Shares will be automatically converted into a Stock Election, even if a Cash Election has been made by completion of Box A (collectively, an "Automatic Conversion Election").

     Under the Merger Agreement, if more than 50% of the total Merger Consideration consists of cash, El Paso and DeepTech will restructure the form of the Merger as a merger of a subsidiary of El Paso with and into DeepTech. This restructuring is to ensure that, regardless of whether stockholders of DeepTech elect to receive stock or cash in the Merger, DeepTech will not incur any corporate level income tax by reason of the Merger. If the Merger is restructured, the Merger will be a taxable transaction for all DeepTech stockholders, whether you elect to receive cash or El Paso Common Stock.

     If the Merger is a taxable transaction, regardless of any election set forth on this Form of Election each DeepTech Share will be converted into the right to receive cash unless the DeepTech stockholder specifies by marking the appropriate box on this Form of Election that such DeepTech stockholder wishes to receive El Paso Common Stock in a taxable transaction (a "Taxable Stock Election"). DEEPTECH STOCKHOLDERS SHOULD NOT MARK THIS BOX ON THIS FORM OF ELECTION UNLESS SUCH STOCKHOLDERS WISH TO RECEIVE STOCK IN A TAXABLE TRANSACTION.

     Except for the effects upon the election procedure and the tax consequences to DeepTech stockholders described in the Information Statement/Prospectus, this restructuring will not alter any of the material terms of the Merger Agreement.

     In addition, El Paso has the right under the Merger Agreement to restructure the Merger as a merger of DeepTech with and into a subsidiary of El Paso. This restructuring will not alter any of the material terms of the Merger, including the tax consequences to DeepTech stockholders.

     See "THE MERGER AGREEMENT -- Special Cash Rights; Restructuring of Merger" in the Information Statement/Prospectus and Instruction 3 hereto.

     ALL DEEPTECH STOCKHOLDERS WISHING TO MAKE A STOCK ELECTION OR A CASH ELECTION MUST ENSURE THAT THE EXCHANGE AGENT RECEIVES A PROPERLY COMPLETED FORM OF ELECTION AND LETTER OF TRANSMITTAL PRIOR TO THE ELECTION DEADLINE. ALL STOCKHOLDERS SUBMITTING ELECTION FORMS AND LETTERS OF TRANSMITTAL AFTER SUCH TIME WILL BE DEEMED TO HAVE MADE NO ELECTION REGARDLESS OF THE ELECTION SPECIFIED ON SUCH FORM. DEEPTECH STOCKHOLDERS WISHING TO MAKE NO ELECTION ARE NOT REQUIRED TO SUBMIT THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL PRIOR TO THE ELECTION DEADLINE OR PRIOR TO THE EFFECTIVE TIME BUT SUCH HOLDER'S CERTIFICATES MUST BE SURRENDERED IN ORDER TO RECEIVE THE MERGER CONSIDERATION.

     THE EXCHANGE AGENT RESERVES THE RIGHT TO DEEM THAT YOU HAVE CHECKED THE "NON-ELECTION" BOX IF:

     A. NO ELECTION CHOICE IS INDICATED IN BOXES A OR B (OR, IF A NOMINEE, TRUSTEE OR OTHER REPRESENTATIVE MAKING MULTIPLE ELECTIONS, BOX E) ABOVE;

     B. YOU FAIL TO FOLLOW THE INSTRUCTIONS ON THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL (INCLUDING SUBMISSION OF YOUR CERTIFICATES) OR OTHERWISE FAIL TO PROPERLY MAKE AN ELECTION; OR

     C. A COMPLETED FORM OF ELECTION AND LETTER OF TRANSMITTAL (INCLUDING SUBMISSION OF YOUR CERTIFICATES) IS NOT ACTUALLY RECEIVED BY THE ELECTION DEADLINE (OR IN ACCORDANCE WITH THE GUARANTEE PROVISIONS FOR LATE DELIVERY OF CERTIFICATES).

     In order to receive the Merger Consideration, this Form of Election and Letter of Transmittal must be (i) completed and signed in the space provided below and on the Substitute Form W-9 and (ii) mailed or delivered with your Certificate(s) to the Exchange Agent at either of the addresses set forth above. In order to properly make a Stock Election, Cash Election, Automatic Conversion Election and/or Taxable Stock Election, these actions must be taken in a timely fashion such that the Form of Election and Letter of Transmittal is received by the Exchange Agent prior to the Election Deadline.

     The method of delivery of the Certificates and all other required documents is at the election and risk of the stockholder; however, if the Certificates are sent by mail, it is recommended that they be sent by registered mail, appropriately insured, with return receipt requested.

     Unless otherwise indicated below under "Special Issuance and Payment Instructions," in exchange for the enclosed Certificates, the undersigned requests issuance of the Merger Consideration to the undersigned. Similarly, unless otherwise indicated below under "Special Delivery Instructions," the undersigned requests that the Merger Consideration be mailed to the undersigned at the address shown above. In the event that both the "Special Delivery Instructions" and the "Special Issuance and Payment Instructions" are completed, please issue the Merger Consideration in the name of, and mail the Merger Consideration to, the person or entity so indicated at the address so indicated. Appropriate signature guarantees have been included with respect to shares for which Special Issuance and Payment Instructions have been given.

     CONSUMMATION OF THE MERGER IS SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS. NO PAYMENTS RELATED TO ANY SURRENDERED CERTIFICATES WILL BE MADE PRIOR TO THE EFFECTIVE TIME.

     In the event that the Merger Agreement is terminated, the Exchange Agent will promptly return Certificates previously submitted with Forms of Election and Letters of Transmittal. In such event, DeepTech Shares held through The Depository Trust Company are expected to be available for sale or transfer promptly following such termination; however, Certificates representing DeepTech Shares held of record directly by the beneficial owners of such DeepTech Shares will be returned as promptly as practicable by first class, insured mail.

                   SPECIAL ISSUANCE AND PAYMENT INSTRUCTIONS
                    (See Instructions 1, 4, 5, 9, 10 and 11)

     To be completed ONLY if the certificate representing the Stock Consideration and/or the check representing the Cash Consideration or cash in lieu of fractional shares, as the case may be, is to be issued in the name of someone other than the undersigned. NOTE: THE PERSON NAMED IN THESE SPECIAL ISSUANCE AND PAYMENT INSTRUCTIONS MUST BE THE PERSON WHO COMPLETES THE SUBSTITUTE FORM W-9.

     Issue the certificate representing the Stock Consideration and/or the check representing the Cash Consideration or cash in lieu of fractional shares to:

Name: -------------------------------------------------------------------------
                                 (Please Print)

Address:-----------------------------------------------------------------------

-------------------------------------------------------------------------------
                               (Include Zip code)

-------------------------------------------------------------------------------

Taxpayer Identification or Social Security No.---------------------------------

If you complete this box, you will need a signature guarantee by an eligible institution. See Instruction 5.

                         SPECIAL DELIVERY INSTRUCTIONS
                       (See Instructions 1, 4, 5 and 10)

     To be completed ONLY if the certificate representing the Stock Consideration and/or the check representing the Cash Consideration or cash in lieu of fractional shares, as the case may be, is to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

     Mail the certificate representing the Stock Consideration and/or the check representing the Cash Consideration or cash in lieu of fractional shares to:

Name:---------------------------------------------------------------------------
                                 (Please Print)

Address:------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

Check this box if this is a permanent change of address. [ ]

     The undersigned represents and warrants that the undersigned has full power and authority to transfer the DeepTech Shares surrendered hereby and that the transferee will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the DeepTech Shares are accepted for exchange by the Exchange Agent. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or El Paso to be necessary and desirable to complete the transfer of the DeepTech Shares surrendered hereby.

Date:---------------------------------------------------------------------------

                                PLEASE SIGN HERE

Signature:----------------------------------------------------------------------


Signature:----------------------------------------------------------------------

     Must be signed by registered holder(s) as name(s) appear(s) on stock certificate(s). If signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, the capacity of the person signing should be indicated. (See Instruction 8 hereto).

Dated:--------------------------------------------------------------------------


Name(s):------------------------------------------------------------------------
                                 (Please Print)

Capacity:-----------------------------------------------------------------------

Daytime Area Code and Telephone Number:-----------------------------------------

                              SIGNATURE GUARANTEE
               (REQUIRED ONLY IN CASE SPECIFIED IN INSTRUCTION 5)

     The undersigned hereby guarantees the signature(s) which appear(s) on this Form of Election and Letter of Transmittal.

Dated:--------------------------------------------------------------------------


--------------------------------------------------------------------------------
                (Name of Eligible Institution Issuing Guarantee)
                                 (Please Print)

--------------------------------------------------------------------------------
                          (Fix Medallion Stamp Above)

                                  INSTRUCTIONS

     This Form of Election and Letter of Transmittal is to be completed and submitted to the Exchange Agent prior to the Election Deadline by those DeepTech stockholders desiring to make a Stock Election, Cash Election, Automatic Conversion of Elections and/or Taxable Stock Election. All DeepTech stockholders, including those making a non-election in Boxes A or B, must surrender their Certificates to the Exchange Agent in order to receive the Merger Consideration. Until a record holder's Certificates are received by the Exchange Agent at one of the addresses set forth above, together with such documents as the Exchange Agent may require, and until the same are processed for exchange by the Exchange Agent, such holders will not receive any certificates representing the Stock Consideration and/or the check representing the Cash Consideration or cash in lieu of fractional shares (if any) in exchange for their Certificates. No interest will accrue on the Cash Consideration, the cash in lieu of fractional shares or such dividends. If your Certificate(s) is
(are) lost, stolen or destroyed, please refer to Instruction 12 below.

     A HOLDER OF DEEPTECH SHARES MUST MAKE THE APPROPRIATE ELECTION(S) IN BOXES A THROUGH D (OR, IF A NOMINEE, TRUSTEE OR OTHER REPRESENTATIVE MAKING MULTIPLE ELECTIONS, BOX E) ABOVE TO MAKE AN EFFECTIVE STOCK ELECTION, CASH ELECTION, AUTOMATIC CONVERSION ELECTION AND/OR TAXABLE STOCK ELECTION.

     Your election is subject to certain terms, conditions and limitations that have been set out in the Merger Agreement and the Information Statement/Prospectus. The Merger Agreement is included as Appendix A to the Information Statement/Prospectus. Extra copies of the Information Statement/Prospectus may be requested from the Exchange Agent at the addresses or phone number shown above. The filing of this Form of Election and Letter of Transmittal with the Exchange Agent is acknowledgment of the receipt of the Information Statement/Prospectus.

     1. ELECTION DEADLINE. For any Stock Election, Cash Election, Automatic Conversion of Election and/or Taxable Stock Election contained herein to be considered, this Form of Election and Letter of Transmittal, properly completed, and the related Certificates must be received by the Exchange Agent at one of the addresses shown above on this Form of Election and Letter of Transmittal no
later than 5:00 p.m.             , 1998.

     Holders whose Certificate(s) is (are) not immediately available or holders who cannot complete the procedure for delivery by book-entry transfer on a timely basis may deliver the DeepTech Shares and may also make an effective election by (a) completing Boxes A, B, C, D and/or E herein, having the Box entitled "Guarantee of Delivery" herein properly completed and duly executed with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message) and delivering such documents to the Exchange Agent prior to the Election Deadline; and (b) delivering their Certificates, in proper form for transfer, or a confirmation of a book-entry transfer of such Shares, if such procedure is available, into the Exchange Agent's account at one of the Book-Entry Transfer Facilities within three Nasdaq National Market trading days after the date of execution hereof. In addition, at the time the Certificates (or the DeepTech Shares pursuant to a book-entry transfer) are delivered pursuant to the Guarantee of Delivery, the guarantor must submit to the Exchange Agent another Form of Election and Letter of Transmittal with only the section entitled "Notice of Delivery Under Guarantee" properly completed (or must otherwise provide such information to the Exchange Agent). If the guarantor fails to deliver the Certificate(s) (or the DeepTech Shares by book-entry transfer) in accordance with the guaranteed delivery procedures contained herein, without limitation of any other recourse, any purported Election with respect to the DeepTech Shares subject to such guarantee will be void. The term "Agent's Message" means a message, transmitted by a Book-Entry Transfer Facility to, and received by, the Exchange Agent and forming a part of a book-entry confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility delivering the DeepTech Shares, that such participant has received and agrees to be bound by the terms of this Form of Election and Letter of Transmittal and that El Paso may enforce such agreement against the participant.

     2. REVOCATION OR AMENDMENT OF FORM OF ELECTION AND LETTER OF
TRANSMITTAL. An election may be revoked or amended, but only by written notice received by the Exchange Agent prior to the Election Deadline. Any Certificate(s) representing DeepTech Shares that have been submitted to the Exchange Agent in connection with an election shall be returned without charge to the holder thereof in the event such election is revoked as aforesaid and such holder requests in writing the return of such Certificate(s). Upon any such revocation, unless a duly completed Form of Election is thereafter submitted in accordance with the procedures set forth in the Information Statement/Prospectus, such DeepTech Shares shall be Non-Election Shares, as described therein.

     3. SPECIAL CASH RIGHTS/RESTRUCTURING OF MERGER; AUTOMATIC CONVERSION ELECTION. As set forth in the Information Statement/Prospectus, if the Aggregate Cash Consideration exceeds 50% of the Aggregate Merger Consideration, the Merger may be restructured as set forth in the Merger Agreement. If the Merger is restructured, the Merger will be a taxable transaction for all DeepTech stockholders, whether you elect to receive cash or El Paso Common Stock. If the Merger is a taxable transaction, regardless of any election you may have made, you will receive cash for your DeepTech Shares unless you specify by marking the appropriate box on the Form of Election that you wish to receive El Paso Common Stock in a taxable transaction. YOU SHOULD NOT MARK THIS BOX ON THE FORM OF ELECTION UNLESS YOU WISH TO RECEIVE STOCK IN A TAXABLE TRANSACTION.

     Each holder of DeepTech Shares may specify, by completion of the appropriate box in Box C, that if the Average Price is less than $25.00, such DeepTech Shares will be automatically converted into a Cash Election, even if a Stock Election has been made by completion of Box B, and if the Average Price is greater than $37.50, such DeepTech Shares will be automatically converted into a Stock Election, even if a Cash Election has been made by completion of Box A.

     4. NO FRACTIONAL INTERESTS. No certificate representing fractional shares of El Paso Common Stock will be issued. The Exchange Agent will remit cash without interest in lieu of such fractional shares. No DeepTech stockholder shall be entitled to dividends, voting rights or any other rights in respect of any fractional share.

     5. GUARANTEE OF SIGNATURES. Signatures on this Form of Election and Letter of Transmittal need not be guaranteed unless the "Special Issuance and Payment Instructions" or "Special Delivery Instructions" box or the "Guarantee of Delivery" section has been completed. In such event, signatures on this Form of Election and Letter of Transmittal must be guaranteed by an eligible guarantor institution pursuant to Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934 (generally a member firm of the New York Stock Exchange or any bank or trust company which is a member of the Medallion Program). Public notaries cannot execute acceptable guarantees of signatures.

     6. DELIVERY OF FORM OF ELECTION AND LETTER OF TRANSMITTAL AND CERTIFICATES. This Form of Election and Letter of Transmittal, properly completed and duly executed, together with the Certificate(s) representing the DeepTech Shares, should be delivered to the Exchange Agent at one of the addresses set forth above. The method of delivery of the Certificates and all other required documents is at the election and risk of the record holder of such DeepTech Shares; however, if such Certificates are sent by mail, it is recommended that they be sent by registered mail, appropriately insured, with return receipt requested.

     7. INADEQUATE SPACE. If the space provided herein is inadequate, the Certificate numbers and the numbers of DeepTech Shares represented thereby should be listed on additional sheets and attached hereto.

     8. SIGNATURES ON ELECTION FORM, STOCK POWERS AND ENDORSEMENTS.

          (a) All signatures must correspond exactly with the name written on the face of the Certificate(s) without alteration, variation or any change whatsoever.

          (b) If the Certificate(s) surrendered is (are) held of record by two or more joint owners, all such owners must sign this Form of Election and Letter of Transmittal.

          (c) If any surrendered DeepTech Shares are registered in different names on several Certificates, it will be necessary to complete, sign and submit as many separate Election Forms and Letters of Transmittal as there are different registrations of Certificates.

          (d) If this Form of Election and Letter of Transmittal is signed by a person(s) other than the record holder(s) of the Certificates listed (other than as set forth in paragraph (e) below), such Certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the record holder(s) appear(s) on such Certificate.

          (e) If this Form of Election and Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity and such person is not the record holder of the accompanying Certificates, he or she must indicate the capacity when signing and must submit proper evidence of his or her authority to act.

     9. STOCK TRANSFER TAXES. In the event that any transfer or other taxes become payable by reason of the issuance of the Merger Consideration in any name other than that of the DeepTech stockholder, such transferee or assignee must pay such tax to the Exchange Agent or must establish to the satisfaction of the Exchange Agent that such tax has been paid.

     10. SPECIAL ISSUANCE AND PAYMENT AND DELIVERY INSTRUCTIONS. Indicate the name and/or address of the person(s) to whom the Stock Consideration and/or the check representing the Cash Consideration or cash in lieu of fractional shares (if any) is to be issued and/or sent, if different from the name and/or address of the person(s) signing this Form of Election and Letter of Transmittal.

     11. WITHHOLDING. Each surrendering DeepTech stockholder is required to provide the Exchange Agent with such holder's correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 and to certify whether such holder is subject to backup withholding. The TIN that must be provided is that of the DeepTech stockholder with respect to the Certificate(s) surrendered herewith or of the last transferee appearing on the transfers attached to or endorsed on such Certificate(s) (or, if a check is made payable to another person as provided in the box above entitled "Special Issuance and Payment Instructions," then the TIN of such person). Failure to provide the information on the Substitute Form W-9 may subject the surrendering stockholder to 31% federal income tax withholding on payments made to such surrendering holder with respect to the DeepTech Shares and on future dividends paid by El Paso. A DeepTech stockholder must cross out item (2) in the certification box of Substitute Form W-9 if such holder has been notified by the Internal Revenue Service ("IRS") that such holder is currently subject to backup withholding. The box in Part 3 of the Substitute Form W-9 should be checked if the surrendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Exchange Agent is not provided with a TIN within 60 days thereafter, El Paso will withhold 31% of all such payments and dividends until a TIN is provided to the Exchange Agent. Foreign investors should consult their tax advisors regarding the need to complete IRS Form W-8 and any other forms that may be required.

     12. LOST, STOLEN, OR DESTROYED CERTIFICATES. You cannot submit an effective Form of Election and Letter of Transmittal without attaching your Certificates to this Form of Election and Letter of Transmittal. If your Certificate(s) has
(have) been lost, stolen or destroyed, you are urged to call the Exchange Agent
toll-free at 1-800-          immediately to receive instructions as to the steps
you must take in order to effect an exchange of your DeepTech Shares. In addition, the Exchange Agent will provide you with a form of an affidavit and indemnification regarding the loss, theft or destruction of your Certificate(s) that is in form and substance reasonably acceptable to El Paso. Such form may be completed and submitted as an alternative to attaching your Certificate(s) to this Form of Election and Letter of Transmittal.

     13. ELECTIONS AND CERTIFICATES. Each DeepTech stockholder is entitled to make a Stock Election, Cash Election, Automatic Conversion Election and/or Taxable Stock Election provided the Form of Election and Letter of Transmittal for any holder making such election(s) is properly completed and received by the Exchange Agent prior to the Election Deadline. All DeepTech stockholders must complete Boxes A through D, as applicable (or, if a nominee, trustee or other representative making more than one election, Box E), in order to receive the desired Merger Consideration. To properly complete Box A or Box B (or, if a nominee, trustee or other representative making more than one election, Box E), the number of each Certificate surrendered herewith must be written in the column under the heading "Certificate Number," and the number of DeepTech Shares represented by each Certificate surrendered herewith in connection with a specific election should be written in the appropriate column under the heading "Number of Shares" beside each Certificate number. Stockholders wishing to make more than one election may do so on one Form of Election by specifying under the appropriate Box the number of DeepTech Shares for which a Stock Election, Cash Election or Non-Election is desired, including multiple elections with respect to DeepTech Shares represented by a single Certificate. All stockholders, including those making a Non-Election, must surrender their Certificates to the Exchange Agent in order to receive the Merger Consideration. DeepTech stockholders should see "Important Tax Information" below for important tax consequences of various elections.

     14. HOLDERS WHO ARE NOMINEES, TRUSTEES OR OTHER REPRESENTATIVES. Each holder of record is entitled to make an election and submit a Form of Election and Letter of Transmittal covering all DeepTech Shares actually held of record by such holder. Nominee record holders, which include nominees, trustees or any other person that holds DeepTech Shares in any capacity whatsoever on behalf of more than one person or entity, are entitled to make an election for such nominee record holders as well as an election on behalf of each beneficial owner of DeepTech Shares held through such nominee record holders, but such elections must be made on one Form of Election and Letter of Transmittal. Beneficial owners who are not record holders are not entitled to submit Forms of Election and Letters of Transmittal. Persons submitting a Form of Election and Letter of Transmittal on behalf of a registered shareholder as trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or acting in another fiduciary or representative capacity should refer to Instruction 8 above.

     15. MISCELLANEOUS. Neither El Paso nor the Exchange Agent is under any duty to give notification of defects in any Form of Election and Letter of Transmittal. El Paso and the Exchange Agent shall not incur any liability for failure to give such notification, and each of El Paso and the Exchange Agent has the absolute right to reject any and all Forms of Election and Letters of Transmittal not in proper form or to waive any irregularities in any Form of Election and Letter of Transmittal.

     16. INFORMATION AND ADDITIONAL COPIES. Information and additional copies of this Form of Election and Letter of Transmittal may be obtained by telephoning
toll-free 1-800-          .

                           IMPORTANT TAX INFORMATION

     WITHHOLDING. Under the federal income tax law, the Exchange Agent is required to file a report with the IRS disclosing any payments of cash being made to each holder of Certificates pursuant to the Merger Agreement and to impose 31% backup withholding if required. If the correct certifications on Substitute Form W-9 are not provided, a $50 penalty may be imposed by the IRS and payments made for Shares may be subject to backup withholding of 31%. Withholding is also required if the IRS notifies the recipient that they are subject to backup withholding as a result of a failure to report interest and dividends.

     In order to avoid backup withholding of federal income tax resulting from a failure to provide a correct certification, a United States ("U.S.") citizen or resident or other U.S. entity must, unless an exemption applies, provide the Exchange Agent with his or her correct TIN on Substitute Form W-9 as set forth on this Form of Election and Letter of Transmittal. Such person must certify under penalties of perjury that such number is correct and that such holder is not otherwise subject to backup withholding. The TIN that must be provided is that of the registered holder of the Certificate(s) or of the last transferee appearing on the transfers attached to or endorsed on the Certificate(s) (or, if a check is made payable to another person as provided in the box entitled "Special Issuance and Payment Instructions," then the TIN of such person). Foreign investors should consult their tax advisors regarding the need to complete IRS Form W-8 and any other forms that may be required.

     Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

     Please read the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional important information on how to complete the Substitute Form W-9.

     ELECTIONS. As set forth in the Information Statement/Prospectus, the Merger generally will not subject stockholders of DeepTech to U.S. federal income tax to the extent they receive El Paso Common Stock pursuant to the Merger. DeepTech stockholders that receive both cash and El Paso Common Stock will recognize gain, if any, but not loss, equal to the lesser of the cash received and the gain realized, computed separately for each block of DeepTech Shares exchanged in the Merger. If a DeepTech stockholder receives only cash in the Merger, or if the Merger is restructured as a taxable transaction as described above, DeepTech stockholders will generally recognize gain or loss equal to the difference between the value of the consideration received in the Merger (the cash and/or the El Paso Common Stock) and the stockholder's basis in the DeepTech Shares surrendered. In general, any gain recognized in the Merger by a DeepTech stockholder will be capital gain, although under unusual circumstances it could be ordinary income.

     The foregoing is a summary of the anticipated federal income tax consequences under the Code and is for general information only. It does not include consequences of state, local or other tax laws or special consequences to particular shareholders having special situations. DeepTech stockholders should consult their own advisors regarding specific tax consequences of the Merger to them.

----------------------------------------------------------------------------------------------------------------------
 Please Fill in Your Name and Address Below:
----------------------------------------------------------------------------------------------------------------------

 Name (if joint ownership, list first and circle the name of the person or entity whose number is entered in Part 1)
----------------------------------------------------------------------------------------------------------------------

 Address (number and street)
----------------------------------------------------------------------------------------------------------------------

 City, State and Zip Code
----------------------------------------------------------------------------------------------------------------------

                                                    PAYER'S NAME:
----------------------------------------------------------------------------------------------------------------------
 SUBSTITUTE                   PART 1 -- Please provide your Taxpayer              Social Security Number(s)
 FORM W-9                     Identification Number in the box at right                       OR
                              and certify by signing and dating below.        Employer Identification Number(s)
 DEPARTMENT OF THE TREASURY                                                   ---------------------------------
 INTERNAL REVENUE SERVICE     See the enclosed "Guidelines for
                              Certification of Taxpayer Identification
                              Number on Substitute Form W-9" for
                              instructions.
                             -------------------------------------------------------------------------------------
 PAYER'S REQUEST FOR          PART 2 -- Exempt Payees  [ ]                                              PART 3
 TAXPAYER IDENTIFICATION
 NUMBER (TIN)                                                                                     Awaiting TIN  [ ]
----------------------------------------------------------------------------------------------------------------------
 CERTIFICATION -- Under penalties of perjury, I certify that:
 (1) The number shown on the form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and
 (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
 CERTIFICATE INSTRUCTIONS -- You must cross out item(2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2). If you are exempt from backup withholding, check the box in Part 2 above.
----------------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------          ------------------------------------
                               Signature                                                     Date
----------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL, INCLUDING THE SUBSTITUTE FORM W-9, MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE MERGER. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                 THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide such number.


---------------------------------------------------       ---------------------------------------------------
                     Signature                                                   Date

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

A. TIN--The Taxpayer Identification Number for most individuals is your Social Security number. Refer to the following chart to determine the appropriate number:

--------------------------------------------------------------  --------------------------------------------------------------
FOR THIS TYPE OF ACCOUNT:                                       FOR THIS TYPE OF ACCOUNT:       GIVE THE EMPLOYER
                                GIVE THE SOCIAL                                                 IDENTIFICATION
                                SECURITY NUMBER OF --                                           NUMBER OF --
--------------------------------------------------------------  --------------------------------------------------------------
1. Individual                   The individual                  6. Sole proprietorship          The owner(3)
2. Two or more individuals      The actual owner of the         7. A valid trust, estate, or    Legal entity(4)
  (joint account)               account or, if combined            pension trust
                                funds, the first individual on
                                the account(1)
3. Custodian account of a       The minor(2)                    8. Corporate                    The corporation
  minor (Uniform Gift to
  Minors Act)
4. a. The usual revocable       The grantor-trustee(1)          9. Association, club,           The organization
  savings trust (grantor is                                        religious, charitable,
  also trustee)                                                    educational or other tax-
                                                                   exempt organization
  b. So-called trust account    The actual owner(1)
  that is not a legal or valid
  trust under state law
5. Sole proprietorship          The owner(3)                    10. Partnership                 The partnership
                                                                11. A broker or registered      The broker or nominee
                                                                   nominee
                                                                12. Account with the            The public entity
                                                                   Department of
                                                                   Agriculture in the name
                                                                   of a public entity (such
                                                                   as a state or local
                                                                   government, school
                                                                   district or prison) that
                                                                   receives agricultural
                                                                   program payments

--------------------------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security number, that person's number must be furnished.

(2) Circle the minor's name and furnish the minor's social security number.

(3) You must show your individual name, but you may also enter your business name or "doing business as" name. You may use either your Social Security number or your employer identification number (if you have one).

(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

B. EXEMPT PAYEES -- Payees specifically exempted from backup withholding on ALL payments include the following:

     - A corporation.

     - A financial institution.

     - An organization exempt from tax under section 501(a), or an individual retirement plan.

     - The United States or any agency or instrumentality thereof.

     - A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

     - A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

     - An international organization or any agency or instrumentality thereof.

     - A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

     - A real estate investment trust.

     - A common trust fund operated by a bank under section 584(a).

     - An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).

     - An entity registered at all times under the Investment Company Act of 1940.

     - A foreign central bank of issue.

     Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

     - Payments to nonresident aliens subject to withholding under section 1441.

     - Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

     - Payments of patronage dividends where the amount received is not paid in money.

     - Payments made by certain foreign organizations.

     - Payments made to a nominee.

     Payments of interest not generally subject to backup withholding include the following:

     - Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

     - Payments of tax-exempt interest (including exempt-interest dividends under section 852).

     - Payments described in section 6049(b)(5) to non-resident aliens.

     - Payments on tax-free covenant bonds under section 1451.

     - Payments made by certain foreign organizations.

     - Payments made to a nominee.

     Exempt payees described above should file Substitute Form W-9 to avoid possible erroneous backup withholding.

     FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

     Certain payments other than interest, dividend, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6045 and 6050A, and their regulations.

C. OBTAINING A NUMBER -- If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, application for a Social Security Number, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

D. PRIVACY ACT NOTICE -- Section 6109 requires most recipients of dividend, interest or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states and the District of Columbia to carry out their tax laws. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable-interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number. Certain penalties may also apply.

E. PENALTIES.

     (1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

     (2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

     (3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

     FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.